                         SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   1st STATE BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  NO FEE REQUIRED
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                        [LOGO]
         [1ST STATE BANCORP, INC. LETTERHEAD]



                    April 27, 2000





Dear Stockholder:

     We invite you to attend the Special Meeting of Stockholders (the "Special Meeting") of 1st State Bancorp, Inc. (the "Company") to be held at the main office of 1st State Bank (the "Bank") located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, June 6, 2000, at 5:30 p.m., eastern time.

     The Special Meeting has been called to consider and vote upon approval of the Company's 2000 Stock Option and Incentive Plan and Management Recognition Plan. Enclosed are a Notice of Special Meeting and Proxy Statement that describe the formal business to be transacted at the Special Meeting. Certain directors and officers of the Company will be present at the Special Meeting to respond to any questions that our stockholders may have.

     The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered. A proxy card is enclosed for your use.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE SPECIAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Special Meeting.

     On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.


                                   Sincerely,

                                   /s/ James C. McGill

                                   James C. McGill
                                   President

________________________________________________________________
                 1ST STATE BANCORP, INC.
                  445 S. MAIN STREET
           BURLINGTON, NORTH CAROLINA 27215
________________________________________________________________

       NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
              TO BE HELD ON JUNE 6, 2000
________________________________________________________________

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of 1st State Bancorp, Inc. (the "Company") will be held at the main office of 1st State Bank (the "Bank"), located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, June 6, 2000, at 5:30 p.m., eastern time.

     A Proxy Statement and Proxy Card for the Special Meeting are enclosed.

     The Special Meeting is for the purpose of considering and acting upon the following matters:

          1.   Approval of the 1st State Bancorp, Inc. 2000
               Stock Option and Incentive Plan;

          2.   Approval of the 1st State Bancorp, Inc.
               Management Recognition Plan; and

          3. Such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Special Meeting.

     Any action may be taken on any one of the foregoing pro-

posals at the Special Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Special Meeting may be adjourned. Stockholders of record at the close of business on April 10, 2000, are the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed Proxy
Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Special Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ A. Christine Baker

                              A. Christine Baker
                              Secretary
Burlington, North Carolina
April 27, 2000

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

________________________________________________________________
                    PROXY STATEMENT
                          OF
                1ST STATE BANCORP, INC.
                  445 S. MAIN STREET
           BURLINGTON, NORTH CAROLINA 27215
________________________________________________________________

            SPECIAL MEETING OF STOCKHOLDERS
                     JUNE 6, 2000

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement is furnished to stockholders of 1st State Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") which will be held at the main office of 1st State Bank (the "Bank"), located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, June 6, 2000, at 5:30 p.m., eastern time, and at any adjournment thereof. The accompanying Notice of Special Meeting and Proxy Card and this Proxy Statement are being first mailed to stockholders on or about April 27, 2000.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Regardless of the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), owned, it is important that stockholders be represented by proxy or present in person at the Special Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE APPROVAL OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with the determination of a majority of the Board of Directors on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering a duly executed proxy bearing a later date to the Secretary of the Company at the address listed above, or by attending the Special Meeting and voting in person. The presence of a stockholder at the Special Meeting will not in itself revoke such stockholder's proxy.

________________________________________________________________
       VOTING SECURITIES AND SECURITY OWNERSHIP
________________________________________________________________

     The securities entitled to vote at the Special Meeting consist of the Company's Common Stock. Stockholders of record as of the close of business on April 10, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 3,163,125 shares of Common Stock issued and out-standing. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Special Meeting.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, the executive officers of the Company named in the Summary Compensation Table set forth under "Management Compensation -- Summary Compensation Table," and all of the Company's directors and executive officers as a group.

                                      SHARES OF COMMON STOCK
                                         BENEFICIALLY OWNED            PERCENT OF
                                      AS OF THE RECORD DATE (1)         CLASS (2)
                                      -------------------------        ----------
5% Stockholders
---------------
1st State Bancorp, Inc.                    253,050 (3)                   8.0%
Employee Stock Ownership Plan ("ESOP")
445 S. Main Street
Burlington, North Carolina  27215

1st State Bank Foundation, Inc.            182,000 (4)                   5.8
445 S. Main Street
Burlington, North Carolina  27215

Directors
---------
Bernie C. Bean                              18,750                       0.6
James C. McGill                             35,021 (5)                   1.1
Virgil L. Stadler                           53,615 (6)                   1.7
James A. Barnwell, Jr.                      43,750                       1.4
James G. McClure                            45,154 (7)                   1.4
T. Scott Quakenbush                         53,510 (8)                   1.7
Richard C. Keziah                           54,607 (9)                   1.7
Richard H. Shirley                          29,294                       0.9

Executive Officers
------------------
A. Christine Baker                          28,109 (10)                  0.9
Fairfax C. Reynolds                         23,027 (11)                  0.7
Frank Gavigan                               11,486 (12)                  0.4
John D. Hansell                              4,775 (13)                  0.2

All directors and executive                401,098                      12.7
  officers of the Company
  as a group (12 persons)

_____________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The listed amounts do not include shares with respect to which Directors Shirley, McClure and Stadler have voting power by virtue of their positions as trustees of the trusts holding 253,050 shares under the ESOP and 157,226 shares under the Bank's Deferred Compensation Plan
                              2

     ("DCP"). The shares held by the DCP trust are held for the benefit of directors and executive officers of the Company in the following amounts: Mr. Bean 5,726; Mr. McGill 57,254; Mr. Stadler 9,413; Mr. Barnwell 6,414; Mr. McClure 7,454; Mr. Quakenbush 9,520; Mr. Keziah 10,260; Mr. Shirley 6,414; Ms. Baker 22,452; and Mr. Reynolds 22,319. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the DCP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust. The listed amounts also do not include shares with respect to which Directors Barnwell, Kesiah and McGill share voting power by virtue of their positions as directors of 1st State Bank Foundation, Inc. (the "Foundation"), which holds 182,000 shares of Common Stock. The shares held by the Foundation are voted in the same ratio as all other shares of Common Stock are voted on any given proposal submitted to stockholders.
(2) Based on a total of 3,163,125 shares of Common Stock outstanding as of the Record Date.
(3) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. At the Record Date, 22,162 shares had been allocated. See footnote 1 above for information on how these shares are voted.
(4) The shares held by the Foundation are voted in the same ratio as all other shares of Common Stock are voted on any given proposal submitted to stockholders. Does not include shares beneficially owned by directors Barnwell, Keziah and McGill, who serve as directors of the Foundation.
(5) Includes 288 shares held by Mr. McGill's spouse and 1,564 shares allocated to Mr. McGill's account under the ESOP.
(6)  Includes 7,760 shares owned by Mr. Stadler's spouse.
(7)  Includes 15,185 shares owned by Mr. McClure's spouse,
     2,551 shares owned by Mr. McClure's daughter, 2,551 shares owned by Mr. McClure's son, and 14,075 shares owned by two partnerships of which Mr. McClure is a partner.
(8)  Includes 7,152 shares owned by Mr. Quakenbush's spouse.
(9)  Includes 1,789 shares owned by Mr. Keziah's spouse.
(10) Includes 625 shares held as custodian for Ms. Baker's minor child and 1,564 shares allocated to Ms. Baker's account under the ESOP.
(11) Includes 200 shares held by Mr. Reynolds' spouse as custodian for minor children and 1,564 shares allocated to Mr. Reynold's account under the ESOP.
(12) Includes 356 shares held by Mr. Gavigan's spouse, 100 shares held by Mr. Gavigan's spouse as custodian for minor child and 1,050 shares allocated to Mr. Gavigan's account under the ESOP.
(13) Includes 1,127 shares allocated to Mr. Hansell's account under the ESOP.

________________________________________________________________
   COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
________________________________________________________________

Overview and Philosophy

     The Company's executive compensation policies are established by the Executive Committee of the Board of Directors (the "Committee"). The Committee is responsible for developing the Company's executive compensation policies. The Company's President, James C. McGill, under the direction of the Committee, implements the Company's executive compensation policies. Mr. McGill abstains from voting on and discussions of matters affecting his compensation. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

     .    To link executive compensation rewards
          to increases in shareholder value, as
          measured by favorable long-term
          operating results and continued
          strengthening of the Company's financial condition.

     .    To provide incentives for executive
          officers to work towards achieving
          successful annual results as a step in
          achieving the Company's long-term
          operating results and strategic
          objectives.

     .    To correlate, as closely as possible,
          executive officers' receipt of
          compensation with the attainment of
          specified performance objectives.

     .    To maintain a competitive mix of total
          executive compensation, with particular
          emphasis on awards related to increases
          in long-term shareholder value.

     .    To attract and retain top performing
          executive officers for the long-term
          success of the Company.

     In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus and stock-based incentive plans.

     Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with the average salary paid by the Company's peers.

     Bonus. The Company pays a discretionary bonus on an annual basis based on satisfaction of a combination of individual and Company performance objectives. Whether bonuses are paid each year and the amount of such bonuses are determined by the Committee, subject to ratification by the Board of Directors, at year end based on the Company's ability to achieve performance goals established by the Board in each year's Business Plan. Discretionary bonuses for achieving specific performance goals during the year are paid during the next fiscal year.

     Stock-Based Incentive Plans. The Committee believes that stock-based award plans are an important element of compensation since they provide executives with incentives linked to the performance of the Common Stock. Accordingly, the Committee recommended and the Board of Directors adopted the 1st State Bancorp, Inc. 2000 Stock Option and Incentive Plan (the "Option Plan") and the 1st State Bancorp, Inc. Management Recognition Plan ("MRP"), each subject to stockholder approval at the Special Meeting.

     The Board of Directors adopted the Option Plan pursuant to which officers and directors will be granted options to acquire a number of shares of Common Stock equal to up to an aggregate of 10% of the outstanding Common Stock. The Committee believes that an option plan can serve as a means of providing key employees with the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders.

     In addition, the Board of Directors adopted the MRP pursuant to which officers and directors would be granted awards of restricted Common Stock, subject to vesting and forfeiture as determined by the Committee. The maximum number of shares available for awards under the MRP equals 4% of the outstanding Common Stock. The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing such employees with a proprietary interest in the Company as compensation for their past contributions to the Company and the Bank and as an incentive to make further contributions in the future.

     For information with respect to the Option Plan, see "Proposal I -- Approval of the 1st State Bancorp, Inc. 2000 Stock Option and Incentive Plan," and for information with respect to the MRP, see "Proposal II -- Approval of the 1st State Bancorp, Inc. Management Recognition Plan."

Compensation of the President

     Mr. McGill's base salary is established in accordance with the terms of the employment agreement entered into between the Bank and Mr. McGill. See " -- Executive Compensation --
Employment Agreements."  The Committee determines the
President's compensation on the basis of several factors. In determining Mr. McGill's base salary, the

Committee reviewed compensation paid to chief executive officers of similarly situated banks and non-diversified banks and other financial institutions of similar asset size. The Committee believes that Mr. McGill's base salary is generally competitive with the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable and taking into account the Bank's superior performance and complex operations relative to comparable institutions.

     Mr. McGill received bonus compensation for fiscal year
1999 pursuant to the same basic factors as described above under " -- Bonus." In establishing Mr. McGill's bonus, the Committee considered the Company's overall performance, record of increase in shareholder value and success in meeting strategic objectives and his personal leadership and accomplishments. These factors were considered in conjunction with the Company's financial results for fiscal 1999 in relation to the established Business Plan and achieving certain annual performance goals, including but not limited to return on assets and return on equity, satisfactory results of regulatory examinations and independent audits, and successfully completing the conversion of the Bank from the mutual to the stock form of ownership and from a savings bank to a commercial bank.

     The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.


                              Members of the Executive Committee

                              James A. Barnwell
                              Richard C. Keziah
                              James C. McGill
                              Richard H. Shirley

COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph and table which follow show the cumulative total return on the Common Stock for the period from April 26, 1999 (the day trading began in the Common Stock following completion of the Company's initial public offering) through the fiscal year ended September 30, 1999 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq Stock Market and (2) the total cumulative return of banking companies traded on the Nasdaq Stock Market. The comparison assumes $100 was invested on April 26, 1999 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

          CUMULATIVE TOTAL STOCKHOLDER RETURN
     COMPARED WITH PERFORMANCE OF SELECTED INDEXES
       APRIL 26, 1999 THROUGH SEPTEMBER 30, 1999





                   04/26/99      09/30/99
                   --------      --------

COMPANY              $100         $103.1
NASDAQ                100          104.0
NASDAQ BANKS          100           92.3



    [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq Stock Market and $100 invested in banking companies traded on the Nasdaq Stock Market. Line graph plots the cumulative total return from April 26, 1999 to September 30, 1999. Plot points are provided above.]

________________________________________________________________
               MANAGEMENT COMPENSATION
________________________________________________________________

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended September 30, 1999 and 1998 awarded to or earned by the President and the four other executive officers who earned salary and bonus in fiscal 1999 and 1998 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                         ANNUAL COMPENSATION
                                ------------------------------------------
NAME AND               FISCAL                             OTHER ANNUAL           ALL OTHER
PRINCIPAL POSITION      YEAR    SALARY     BONUS         COMPENSATION (1)      COMPENSATION
------------------     ------   ------     -----       -------------------     ------------
James C. McGill         1999    $175,000   $365,000            --               $154,378 (2)
   President and Chief  1998     175,000    257,000            --                107,352
   Executive Officer of
   the Company and the
   Bank

A. Christine Baker      1999      95,000    182,500            --                 72,630 (2)
   Treasurer and        1998      95,000    128,500            --                 44,469
   Secretary of the
   Company and the
   Bank and Executive
   Vice President-
   Chief Financial
   Officer of the Bank

Fairfax C. Reynolds     1999      95,000    182,500            --                 75,607 (2)
   Vice President and   1998      95,000    128,500            --                 47,476
   Assistant Secretary
   of the Company and
   Executive Vice
   President of the
   Bank

Frank Gavigan           1999      76,000     35,000            --                 22,606 (2)
   Senior Vice          1998      76,000     30,000            --                 10,260
   President-Senior
   Credit Officer of
   the Bank

John D. Hansell         1999      42,000     72,607 (3)        --                 23,076 (2)
   Manager-First        1998      42,000     68,220 (3)        --                  5,460
   Capital Services,
   LLC

___________
(1) Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits.  The amount of such benefits received by the named executive officer in fiscal
    1999 did not exceed 10% of the executive officer's salary and bonus.
(2) Includes $2,280 and $1,260 in matching contributions under the Bank's 401(k) Plan for executive officers Gavigan and Hansell, respectively.  Also includes $124,378, $42,630 and $45,607 accrued under the Company's Deferred Compensation Plan for the benefit of executive officers McGill, Baker and Reynolds, respectively, for service as an employee during the year ended September 30, 1999.
    Also includes $30,000, $30,000, $30,000, $20,326 and $21,816 in Common Stock committed to be allocated during the year ended September 30, 1999 under the ESOP to the accounts of executive officers McGill, Baker, Reynolds, Gavigan and Hansell, respectively.
(3) Consists of commissions.

    Employment Agreements and Guaranty Agreements. The Bank has entered into employment agreements with James C. McGill, A. Christine Baker and Fairfax C. Reynolds (each individual is referred to herein as an "Employee" and the three individuals are referred to collectively as the "Employees"). The Board believes that the employment agreements assure fair treatment of the Employees in their careers with the Company by assuring them of some financial security.

    The employment agreements became effective on April 23, 1999 and provide for a term of three years, with an annual base salary equal to the Employee's existing base salary rate in effect on the date of the Bank's conversion from mutual to stock form. On each anniversary date of the commencement of the employment agreements, the term of the Employee's employment will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Bank's Board of Directors that the performance of the Employee has met the required performance standards and that such employment agreements should be extended. The employment agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, vacation and sick leave and any fringe benefits that become available to senior management, including for example, any stock option or incentive compensation plans and any other benefits commensurate with their responsibilities.
If the Board decides not to renew an employment agreement for any reason, and if the Employee remains an employee of the Bank until the Agreement expires, the Bank must pay the Employee an amount equal to two times total compensation if the Employee is later terminated.

    The employment agreements terminate upon the Employee's death, may terminate upon the Employee's disability and are terminable for just cause, no severance benefits are available. If the Bank terminates the Employee without just cause, the Employee is entitled to receive three times total compensation as well as continued medical and dental insurance under any group plan chosen by the Employee from the plans the Bank maintains, unless that coverage is not permitted by the terms of such plan, in which case the Bank will remit to the Employee, not less frequently than monthly, the actual cost to the Employee of equivalent insurance. These provisions are in addition to, and not in lieu of, any other rights that the Employee has under the employment agreement and will continue until the Employee first becomes eligible for participation in Medicare. If the employment agreements are terminated due to the Employee's "disability" as defined in the employment agreements, the Employee will be entitled to a continuation of his or her salary and benefits through the date of termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the employment agreements, his or her estate will be entitled to receive three times total compensation determined as of the date of death. Each Employee is able to voluntarily terminate his or her employment agreement by providing 90 days' written notice to the Board of Directors, in which case the Employee is entitled to receive only his or her compensation, vested rights, and benefits up to the date of termination.

    The Bank will pay a severance benefit equal to the difference between the product of 2.99 and the Employee's "base amount" as defined in the Internal Revenue Code Section 280G(b)(3) and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the change in control, and (ii) provide long-term disability and medical insurance for 18 months if any of the following occur:

    . the Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the first anniversary of the change in control or the expiration date of the employment agreements (the "Protected Period");

    . the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by the Employee; or

    . the Employee's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control.

     The Employee will be paid either in one lump sum within ten days of the later of the date of the change in control and the Employee's last day of employment or if prior to the date which is 90 days before the date on which a change in control occurs, the Employee filed a duly executed irrevocable written election, payment of such amount shall be made according to the elected schedule. "Change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the Bank's directors, or the exercise of a controlling influence over the Company's or the Bank's management or policies. In addition, under the employment agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The employment agreements provide that within 10 business days of a change in control, the Company must deposit in a trust an amount equal to the Internal Revenue Code Section 280G maximum. The payments that would be made to Mr. McGill, Ms. Baker and Mr. Reynolds assuming termination of employment under the foregoing circumstances at September 30, 1999 would have been approximately $1.3 million, $645,000 and $645,000, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Bank, or obtains a written settlement, in a legal dispute as to the employment agreement, he or she will be reimbursed for legal and other expenses.

    In addition to the employment agreements, the Company has entered into guaranty agreements with each of the Employees.
The guaranty agreements provide that the Company will perform all covenants and honor all obligations required to be performed or to which the Bank is subject pursuant to the employment agreements in the event that such covenants are not performed or obligations are not honored by the Bank, and that to the extent permitted by law, the Company will be jointly and severally liable with the Bank for the payment of all amounts due under the employment agreements. The guaranty agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave.

DIRECTOR COMPENSATION

    Fees. Each non-employee member of the Bank's Board of Directors receives a monthly retainer fee based on the following schedule:

    .    the Chairman of the Board - $2,000;
    .    members of the Executive Committee - $1,750; and
    .    other directors - $1,500.

In addition, non-employee members of the Company's Board of Directors receive a monthly retainer fee of $250. Officers who are directors are not compensated for their service as directors.

    Deferred Compensation Plan. The Bank adopted the DCP, effective September 24, 1997, for the Bank's directors and select executive officers. Under the DCP, before each fiscal year begins, each non-employee director may elect to defer receipt of all or part of his future fees and any other participant may elect to defer receipt of up to 25% of his salary or 100% of his bonus compensation for the year. Deferred amounts are credited at the end of the calendar year to bookkeeping accounts in the name of each participant.

    On each September 30, the Company will credit the accounts of directors Barnwell, Bean, Keziah, McClure, Quakenbush, Shirley, and Stadler with $8,795, $7,852, $10,051, $7,852,
$7,852, $8,795 and $7,852, respectively, provided that such annual credits shall not be made for the benefit of non-employee directors after 12 years of service credits. Similarly, the plan provides supplemental executive retirement benefits for executive officers McGill, Baker and Reynolds through initial credits and through annual credits on each September 30th of $81,972, $30,789 and $33,766, respectively. Each participant is fully vested in his or her account balance under the DCP.

    Each participant may elect to have all or part of his or her account credited with the total return on the Company's common stock or a rate of return equal to the highest rate of interest paid on the Bank's one-year certificate of deposit. Account balances will normally be distributed in five substantially equal annual installments beginning during the first quarter of the calendar year following the calendar year in which the participant ceases to be a director or employee, with any subsequent payments being made by the last day of the first quarter of each subsequent calendar year until the participant has received the entire amount of his or her account. Participants may, however, elect to receive their distributions in a lump sum or in installments paid over a period of up to 10 years. In the event of a participant's death, the balance of his or her plan account will be paid in a lump sum (unless the participant elects to continue the previously designated distribution method) to his or her designated beneficiary, or if none, his or her estate.

    The Bank has established a trust in order to hold assets with which to pay plan benefits to participants. Trust assets are subject to claims of general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the DCP, he or she would be reimbursed for his legal and other expenses.

________________________________________________________________
    PROPOSAL I -- APPROVAL OF THE 1st STATE BANCORP, INC.
            2000 STOCK OPTION AND INCENTIVE PLAN
________________________________________________________________

GENERAL

    The Board of Directors of the Company has adopted the 1st State Bancorp, Inc. 2000 Stock Option and Incentive Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The initial grant of stock options under the Option Plan will occur upon the Option Plan's receipt of stockholder approval. The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

    The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company, the Bank, and their affiliates with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

    Effective Date.  The Option Plan became effective on April
18, 2000, the date of its approval by the Company's Board of
Directors (the "Effective Date"), subject to approval by the
stockholders.   No awards may or will be made prior to
stockholder approval.

    Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority (i) to select participants and grant options, (ii) to determine the form and content of any awards granted under the Option Plan, (iii) to interpret the Option Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Option Plan, and (v) to make other determinations necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent provided for under the Company's governing instruments with respect to indemnification of Directors in connection with any claims, suits or proceedings or other actions relating to any action taken or failure to act under the
Option Plan.   It is expected that the Committee will initially
consist of Directors Keziah, Barnwell and Shirley.

    Eligible Persons. Under the Option Plan, the Committee has discretionary authority to grant stock options ("Options") to such employees and directors (including members of the Committee) as the Committee shall designate. As of the Record Date, the Company and its subsidiaries had approximately eight employees and seven non-employee directors who were eligible to participate in the Option Plan.

    Shares Available for Grants. The Option Plan authorizes the issuance of Options for up to 316,312 shares of Common Stock. Such shares may be (i) authorized but unissued shares,
(ii) shares held in treasury, or (iii) shares held in a grantor trust created by the Company. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will proportionately adjust the number and kind of shares reserved for issuance under the Option Plan and the exercise prices of such Options. If Options should expire, become unexercisable, or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Options shall, unless the Option Plan shall have been terminated, be available for the grant of additional Options under the Option Plan.

    Options and Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of an employee who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares on the date of the grant. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any affiliate) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

    Grants of Options. On June 6, 2000, provided that the Option Plan is approved by stockholders, all directors and eight officers of the Company and the Bank will receive one-time grants of Options to purchase shares of Common Stock at an exercise price per share equal to its fair market value on the Effective Date (see "--Stock Option Grants" and "New Plan Benefits" below).

    Election to Receive Discounted Options in Lieu of Cash Compensation. The Committee may, at the election of a participant selected by the Committee, grant Non-ISOs to such individual in lieu of cash compensation otherwise payable by the Company or the Bank. An individual's election to receive Non-ISOs in lieu of cash compensation must be made prior to the calendar year for which such election will be deemed effective, and in accordance with regulations prescribed by the Committee. Pursuant to an election accepted and approved by the Committee, a participant may elect to forego the receipt of cash compensation otherwise expected from the Company or the Bank and instead receive, as of the last day of the calendar year, Non-ISOs with an aggregate difference between the market value of the underlying shares and the exercise price (determined as of the first day of the calendar year) equal to the amount of cash compensation forgone by the participant pursuant to an election covering the calendar year. Such Non-ISOs will be at all times fully exercisable following their date of grant, and shall otherwise be subject to the terms of the underlying Agreement and the Option Plan. In no event however, may a Non-ISO be granted in this fashion with an exercise price which is less than 50% of the market value of the underlying shares on the date of grant.

    Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established under the terms of the Option Plan and by the Committee in a written agreement between the Committee and the optionee. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date that is one year after an optionee terminates service for a reason other than just cause or death, or (iii) the date that is two years after an optionee's death. The exercise price of shares subject to any outstanding Option will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, such that after the adjustment of each outstanding Option, the ratio of the exercise price to the value of the underlying shares of Common Stock, and the aggregate difference between the Exercise Price and the value of underlying shares is the same before and after payment of each such dividend.

    An Option recipient may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised.
Common Stock owned for more than six months utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise.

    Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including, but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

    Change in Control. The Option Plan provides that upon a "Change in Control", all Options shall become fully exercisable. For purposes of the Option Plan, the term "Change in Control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (ii) the acquisition of the control of the election of a majority of the Bank's or the Company's directors, (iii) the exercise of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining Change in Control, the term "person" means an individual (other than an employee of the Company or its affiliates), or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

    Although these provisions are included in the Option Plan primarily for the protection of an employee-optionee in the event of a Change in Control of the Company, they may be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

    Transferability. Award recipients may transfer their Options (but not ISOs) to family members or trusts under specified circumstances, but Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Awards that are transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

    Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

    Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Options may be granted. The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Option then outstanding.

    Amendment and Termination of the Option Plan. The Company's Board of Directors may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Options, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected recipient, alter or impair any rights or obligations under any Option previously granted.

    Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Options under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

FEDERAL INCOME TAX CONSEQUENCES

    ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two annual holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

    The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

    Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a annual tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.
The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

STOCK OPTION GRANTS

    Set forth below is certain information relating to all Options which are to be granted to the specified individuals and groups of individuals on the date of the Special Meeting. All such Options (i) will be subject to the terms and conditions described above, and are contingent on, and not exercisable until, the Option Plan receives stockholder approval, (ii) will be immediately exercisable, and (iii) will automatically expire ten years after the date of their grant. The exercise price for these Options will equal the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on April 17, 2000, as reported on the Nasdaq National Market, was $18.00 per share.

                                              NUMBER OF SHARES
  PARTICIPANT OR GROUP                       SUBJECT TO OPTIONS
  --------------------                       ------------------
  Non-Employee Directors:

   James A. Barnwell, Jr.                         15,816
   Bernie C. Bean                                 15,816
   Richard C. Keziah                              15,816
   James G. McClure                               15,816
   T. Scott Quackenbush                           15,816
   Richard H. Shirley                             15,816
   Virgil L. Stadler                              15,816

  Others:

  James C. McGill, President of the
     Company and the Bank                         79,078
  A. Christine Baker, Treasurer and
     Secretary of the                             45,000
      the Company and Bank, Executive Vice
      President and Chief Financial Officer
      of the Bank
  Fairfax C. Reynolds, Vice President and
      Assistant Secretary of the Company          45,000
     and Executive Vice President of the Bank
  Frank Gavigan, Senior Vice President-Senior     11,250
     Credit Officer of the Bank
  John D. Hansell, Manager-First Capital           7,500
     Services, LLC
  All current executive officers as a group
     (5 persons)                                 187,828
  All current directors who are not executive
      officers as  a group (7 persons)           110,712
  All employees, including all current officers
      who are not executive officers, as a
      group (3 persons)                           17,772

     For additional information relating to proposed option grants, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan in order to satisfy the requirements of the Code for favorable tax treatment of ISOs and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

________________________________________________________________
   PROPOSAL II -- APPROVAL OF 1ST STATE BANCORP, INC.
          MANAGEMENT RECOGNITION PLAN
________________________________________________________________

GENERAL

     The Board of Directors of the Company has adopted the 1st State Bancorp, Inc. Management Recognition Plan (the "MRP"), subject to its approval by the Company's stockholders. The initial grant of MRP awards will occur upon the MRP's receipt of stockholder approval. A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP.

PURPOSE OF THE MRP

     The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing employees and directors of the Company, the Bank and their affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Company and the Bank, and as an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

     Effective Date.  The MRP became effective on April 18,
2000 (the "Effective Date") upon its approval by the Board of Directors, but is subject to approval by the Company's stockholders. No awards will be made under the MRP unless and until stockholder approval is received.

     Administration. The MRP will be administered by an MRP Committee consisting of not less than two members of the Company's Board of Directors who are "Non-employee Directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee has sole and complete authority and discretion (i) to grant MRP awards to such employees as the MRP Committee may select, (ii) to determine the form and content of MRP awards to be issued under the MRP, (iii) to interpret the MRP, (iv) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (v) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified for actions taken under the MRP in good faith and in a manner reasonably believed to be in the best interests of the Company and its affiliates. The MRP Committee consists of Directors Keziah, Barnwell and Shirley.

     Number of Shares. Up to 126,525 shares of Common Stock are available for awards under the MRP. The shares may be newly issued shares, treasury shares or shares purchased in the open market. In the event the Company purchases shares in the open market to fund MRP awards, such shares may be held in a grantor trust.

     The Company anticipates that the initial awards under the MRP will be made with newly issued shares and that the Company will contribute to a grantor trust (the "MRP Trust") sufficient shares to fund the initial awards. The trustees of the MRP Trust will be directors Keziah, Shirley and Barnwell. Any unvested shares of Common Stock held by the MRP Trust would be voted by the trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein, and in the absence of any such voting, shall be voted in the manner directed by the Company's Board of Directors.

     Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will proportionately adjust both the number and kind of shares of stock which may be purchased under the MRP and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the transaction.

     Types of Awards; Eligible Persons. The MRP Committee may make MRP awards, in the form of restricted stock. The MRP Committee has the discretion to select employees and directors of the Company and/or of the Bank who will receive MRP awards. In selecting those employees and directors to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibilities of eligible employees, the value of their services to the Company, the Bank and its affiliates and any other factors the MRP Committee may deem relevant.

     Proposed MRP Awards.  For information relating to proposed
MRP awards, see "New Plan Benefits" below.

     Vesting.   Pursuant to the MRP, freely transferable shares
of Common Stock will be transferred to participants as they become vested in their MRP awards. The MRP awards that will be granted on June 6, 2000, assuming stockholders approve the MRP at the Special Meeting, will become 33 1/3% vested upon receipt of the award and will be 33 1/3% vested on each of the next two anniversary dates of the award, provided, with respect to each vesting date, that the participant is an employee or director of the Company or an affiliate on such date. All shares of Common Stock subject to outstanding awards will be immediately 100% earned and nonforfeitable upon a participant's death or disability (as defined in the MRP). If a participant terminates employment for reasons other than death or disability, the participant forfeits all rights to the shares then under restriction. Vesting upon retirement may be provided by the MRP committee in an agreement with participants on an individual basis.

     Change in Control. The MRP provides that notwithstanding the general rule with respect to vesting of awards: (i) all shares subject to an award under the MRP held by a participant whose service with the Company or an affiliate terminates due to the participant's death or disability, shall be deemed earned and 100% vested as of the participant's last day of service with the Company or an affiliate, and (ii) all shares subject to an award held by a participant shall be deemed earned and 100% vested as of a "change in control." For purposes of the MRP, the term "change in control" is defined to mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (ii) the acquisition of the control of the election of a majority of the Bank's or the Company's directors,
(iii) the exercise of controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Company Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of the definition of change in control, the term "person" means an individual (other than an employee employed by the Company or an affiliate), or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the MRP Committee as to whether a change in control has occurred shall be conclusive and binding.

     Distributions of Shares; Dividends. The MRP Trustees shall distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each share earned. Payments representing cash dividends (and earnings thereon) will be made in cash.

     Whenever shares previously awarded become vested and are distributed to a participant, such participant will also be entitled to receive, with respect to each share distributed, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant award was initially granted to such participant and the date the shares are distributed. There will also be distributed an appropriate amount of net earnings, if any, of the MRP Trust with respect to any cash dividends so paid out. No award recipient shall have any dividend rights in any shares he or she has been awarded until such time as shares are vested and distributed to the participant.

     No shares may be distributed from the MRP Trust prior to the date which is three years from the date of the Bank's conversion from mutual to stock form to the extent the award recipient or beneficiary thereof would after receipt of such shares own in excess of 10% of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the non-employee directors of the Company's Board of Directors. To the extent this limitation would delay the date on which a participant receives Common Stock, the participant may elect to receive from the Trust, in lieu of Common Stock, the cash equivalent thereof. Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the award recipient on the date which is three years from the date of the Bank's conversion to stock form.

     Deferral of Awards Election. The MRP provides that at any time prior to December 31st of any year prior to the date on which a participant becomes vested in any shares subject to his or her award, a participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of
1974) may irrevocably elect to defer the receipt of all or a percentage of the shares and/or cash that would otherwise be transferred to the participant upon the vesting of such award (the "Deferred Shares"). Each September 30th MRP participants shall receive earnings on dividends paid on Deferred Shares at a rate equal to the dividend-adjusted total return on the Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The MRP Trustees shall hold each Participant's Deferred Shares and deferred earnings in the MRP Trust until distribution is required pursuant to the participant's election.

     Nontransferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. However, participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP.

     Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code.

     Financial Effects of Awards. Neither the Company nor the Bank will receive any monetary consideration for the granting of awards under the MRP. Under applicable accounting standards, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the MRP awards are granted, with such amount being amortized over the expected vesting period for the award.

     Amendment and Termination of the MRP. The Company's Board of Directors may, by resolution, amend or terminate the MRP at any time, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.

     The power to amend or terminate the MRP includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust will not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

     Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (ii) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP to exempt certain transactions from the short-swing trading rules of the SEC.

     Approval of the MRP requires the affirmative vote of the holders of at least a majority of the votes eligible to be cast at the Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" APPROVAL OF THE MRP.

________________________________________________________________
                   NEW PLAN BENEFITS
________________________________________________________________

     The following tables sets forth certain information regarding the benefits to be received under the Option Plan and the MRP.

                                    OPTION PLAN                    MRP
                               ----------------------    ----------------------
                                 DOLLAR       NUMBER         DOLLAR     NUMBER
NAME AND POSITION              VALUE ($)(1)  OF UNITS    VALUE ($)(2)  OF UNITS
-----------------              ------------  --------    ------------  --------
James C. McGill, President      $  --        $79,078     $567,000      31,500
  of the Company and the Bank
A. Christine Baker, Treasurer
  and Secretary of the             --         45,000      324,000      18,000
  the Company and Bank,
  Executive Vice President
  and Chief Financial Officer
  of the Bank
Fairfax C. Reynolds, Vice
  President and Assistant          --         45,000      324,000      18,000
  Secretary of the Company
  and Executive Vice
  President of the Bank
Frank Gavigan, Senior Vice
  President-Senior                 --         11,250       81,000       4,500
  Credit Officer of the Bank
John D. Hansell, Manager-First
  Capital   Services, LLC          --          7,500       54,000       3,000

All current executive officers
  as a group (5 persons)           --        187,828    1,350,000      75,000

All current directors who are
  not executive officers           --        110,712      797,076      44,282
  as a group (7 persons)

All employees, including all
  current officers who             --         17,772      130,374       7,243
  are not executive officers,
  as a group 3 persons)

___________
(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, which will occur upon receipt of stockholder approval at the Special Meeting.
(2) Based on the closing price of the underlying Common Stock of $18.00 per share as quoted on the Nasdaq National Market on April 17, 2000.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Special Meeting. However, if any other matters should properly come before the Special Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending September 30, 2000, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 445 S. Main Street, Burlington, North Carolina 27215 by no later than August 22, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ A. Christine Baker

                        A. Christine Baker
                        Secretary

April 27, 2000
Burlington, North Carolina

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN
PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING,
YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING
PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                       EXHIBIT A
               1ST STATE BANCORP, INC.
         2000 STOCK OPTION AND INCENTIVE PLAN



     1.   PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.   DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean Options, unless the context clearly indicates a different meaning.

     (d)  "Bank" shall mean 1st State Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Stock Option Committee consisting of at least two Non-Employee Directors appointed by the Board in accordance with Paragraph 5(a) hereof, the Board.

     (h) "Common Stock" shall mean the common stock of the Company.

     (i)  "Company" shall mean 1st State Bancorp, Inc.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "Date of Conversion" shall mean the date of the conversion of the Bank from mutual to stock form.

     (l) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (m) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (n) "Effective Date" shall mean the date specified in Paragraph 12 hereof.

     (o) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (p)  "Exercise Price" shall mean the price per Optioned
Share at which an Option may be exercised.

     (q) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 8(b) hereof.

     (s) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (u)  "Option" means an ISO and/or a Non-ISO.

     (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (w)  [reserved]

     (x) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (y)  "Plan" shall mean this 1st State Bancorp, Inc. 2000
Stock Option and Incentive Plan.

     (z)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (aa) "Share" shall mean one share of Common Stock.

     (bb) [reserved]

     (cc) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.   TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 14 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.   SHARES SUBJECT TO THE PLAN.

          General Rule. Except as otherwise required under Paragraph 9, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 316,312 Shares, which equals 10% of the Shares issued by the Company in connection with the Bank's conversion from mutual to stock form ("Conversion"). Such Shares may either be authorized but unissued Shares, Shares held in treasury or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     5.   ADMINISTRATION OF THE PLAN.

     (a) Appointment of the Committee. The Plan shall be administered by the Committee. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement.
 The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.
In particular, the Committee shall set forth in each Agreement
(i) the Exercise Price of an Option, (ii) the number of Shares subject to the Award, and its expiration date, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.   GRANT OF OPTIONS.

     (a) General Rule. Only Employees and Directors shall be eligible to receive Awards. In selecting those Employees and Directors to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees and Directors, the value of their services to the Company and its Affiliates, and any
other factors the Committee may deem relevant.   Awards shall be
made at the discretion of the Committee.

     (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

     (c) Discounted Non-ISOs. Notwithstanding any provision of this Plan to the contrary, the Committee may, at the election of a Director or Employee selected by the Committee, grant Non-ISOs to such individual in lieu of cash compensation otherwise payable by the Company or the Bank. An individual's election pursuant to this Paragraph 6(c) shall be made prior to the calendar year for which such election will be deemed effective, and in accordance with regulations prescribed by the Committee. Elections shall be approved or disapproved in the discretion of the Committee and in accordance with the terms of the Plan. Changes to a Participant's election pursuant to this Paragraph 6(c) shall be prospective only. Pursuant to an election accepted and approved by the Committee, a Participant may elect to forego the receipt of cash compensation otherwise expected from the Company or the Bank and instead receive, as of the last day of the calendar year, Non-ISOs with an aggregate difference between the Market Value of the underlying shares and the Exercise Price (determined as of the first day of the calendar year) equal to the amount of cash compensation forgone by the Participant pursuant to an election covering the calendar year. Such Non-ISOs will be at all times fully exercisable following their date of grant, and shall otherwise be subject to the terms of the underlying Agreement and this Plan. In no event however, may a Non-ISO be granted pursuant to this Paragraph 6(c) with an Exercise Price which is less than 50% of the Market Value of the underlying shares on the date of grant.

     7.   EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.   EXERCISE OF OPTIONS.

     (a) Generally. Options will vest as provided by the Committee in an Agreement. An Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to the Participant's Disability or death. Vesting will accelerate to 100% upon a change in control. For this purpose, "change in control" shall mean (1) acquisition of the ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (2) acquisition of the control of the election of a majority of the Bank or the Company's directors, (3) the exercise of a controlling influence over the management or policies of the Bank or the Company by any person or by person acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Company Board" and the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (b) Procedure for Exercise. A Participant may exercise an Option, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months, or a combination of cash and Common Stock owned for more than six months, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock owned for more than six months utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise. An Option may not be exercised for a Fractional Share.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service or Disability (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination; or

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, common stock of the Company that is purchased upon exercise of an Option may not be sold within the six-month period following the grant of that Option, except in the event of the Participant's death or Disability, or such other event as the Board may specifically deem appropriate.

     9.   EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     (f) Certain Special Dividends. The Exercise Price and number of shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, such that after the adjustment of each outstanding Award, the ratio of the Exercise Price to the value of the underlying Shares, and the aggregate difference between the Exercise Price and the value of the underlying Shares, is the same before and after payment of each such dividend.

     10.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph
10. Awards which are transferred pursuant to this Paragraph 10 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     11.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     12.  EFFECTIVE DATE.

     The Plan shall become effective immediately upon its approval by the Board, subject to approval by a favorable vote of stockholders owning at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. No Awards may be made prior to approval
                        A-6
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
of the Plan by the stockholders of the Company.

     13.  MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     16.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     17.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. The amount of the withholding requirement shall be the applicable statutory minimum federal, state or local income tax with respect to the award on the date that the amount of tax is to be withheld. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

                        A-7
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
     18.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. No Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     19.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, except to the extent that federal law shall be deemed to apply.

                        A-8
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
                                                       EXHIBIT B
                1ST STATE BANCORP, INC.
              MANAGEMENT RECOGNITION PLAN


                       ARTICLE I
               ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.

                      ARTICLE II
                  PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Bank, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Bank, and as an incentive to make such contributions in the future.

                      ARTICLE III
                      DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Internal
Revenue Code of 1986, as amended.

     3.02 "Bank" means 1st State Bank.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     3.04 "Board" means the Board of Directors of the Company.

     3.05 "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.06 "Common Stock" means shares of the common stock of the Company.

     3.07 "Company" means 1st State Bancorp, Inc.

     3.08 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers

                        B-1
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between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.09 "Date of Conversion" means the date of the conversion of the Bank from mutual to stock form.

     3.10 "Director" means a member of the Board, and any member of the board of directors of an Affiliate whose members the Board has by resolution designated as being eligible for participation in this Plan.

     3.11 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.12 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.13 "Employee" means any person who is employed by the Company or an Affiliate.

     3.14 "Non-Employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.15 [reserved]

     3.16 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.17 "Plan" means this 1st State Bancorp, Inc. Management
Recognition Plan.

     3.18 "Plan Shares" means shares of Common Stock which are awarded or issuable to a Participant pursuant to the Plan.

     3.19 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.20 "Plan Share Reserve" means the shares of Common Stock reserved for issuance pursuant to Sections 5.02 and 5.03.

     3.21 "Trust" and "Trust Agreement" mean that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

     3.22 "Trustee" means that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

     3.23 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's
Continuous Service has not terminated for any reason.

                      ARTICLE IV
              ADMINISTRATION OF THE PLAN

     4.01 ROLE AND POWERS OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two members of the Board who are Non-Employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors, and by the Board if there are less than two Non-Employee Directors.
                        B-2
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
     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award. Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-Employee Directors.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                       ARTICLE V
           CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Bank may also make contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

     5.02 RESERVATION OF PLAN SHARES; INVESTMENT OF TRUST ASSETS. Shares will be reserved to permit Plan Share Awards regarding up to 4% of the number of Shares issued on the Date of Conversion. Shares issued with regard to Plan Share Awards may be newly issued by the Company, treasury Shares or Shares held
in the Trust.   The Trustee shall invest Trust assets only in
accordance with the Trust Agreement.

     5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON
PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject

                        B-3
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
to the Awards so allocated. Any Shares subject or attributable to an Award that are not earned because of a forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan
Share Reserve.

                      ARTICLE VI
               ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY.  Except as otherwise provided in Section
6.04 hereof, the Committee shall make Plan Share Awards only to Employees and Directors. In selecting those Employees and Directors to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees and Directors, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Plan Share Awards shall be granted at the discretion of the Committee.

     6.02 ALLOCATIONS. The Committee will determine which Employees and Directors will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made that will violate the governing instruments of the Bank or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the Participants referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                      ARTICLE VII
EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNING PLAN SHARES; FORFEITURES.

          (a) GENERAL RULES. Except as otherwise provided by the Committee, Plan Shares subject to a Plan Share Award shall be earned and become non-forfeitable by a Participant as follows:

    Years of Continuous Service                Percentage of
after the Date of Grant of Plan Shares       Plan Shares Vested
--------------------------------------       ------------------
Immediate; upon receipt of Plan Share Award         33 1/3%
           1 year                                   66 2/3%
           2 years                                  100%

          (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY, RETIREMENT OR CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's death or Disability shall be deemed earned as of the Participant's last day of service with the Company or an Affiliate and shall be distributed as soon as practicable thereafter. Vesting upon retirement will be as provided by the Committee in an Agreement. Vesting will accelerate to 100% upon a change in control. For this purpose, "change in control" shall mean (1) acquisition of the ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company, (2) acquisition of the control of the election of a majority of the Bank or the Company's directors, (3) the exercise of controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the"Company Board") (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Company Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. The term "person" means an individual other than the Employee, or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares become vested and are paid to a Participant or Beneficiary under
Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03 DISTRIBUTION OF PLAN SHARES.

          (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Except as provided in subsections (c), and (d) below, the Company or the Trustee, as applicable, shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

          (b)  FORM OF DISTRIBUTION.  The Company or the
Trustee, as applicable, shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

          (c) WITHHOLDING. The Company or the Trustee, as applicable, shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Company or the Trustee shall require the Participant or Beneficiary to pay to the Company the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

          (d)  TIMING: EXCEPTION FOR 10% SHAREHOLDERS.
Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is three (3) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of non-employee Directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of such Plan Shares, the cash equivalent thereof. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is three years from the Date of Conversion.

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
          (e) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

     7.05 DEFERRAL ELECTIONS BY PARTICIPANTS.

          (a)  ELECTIONS TO DEFER.   At any time on or before
December 31st of the year prior to the next date on which a Participant is scheduled to become vested in his or her Plan Share Award, a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1974), may irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election Form"), to defer the receipt of all or a percentage of the Plan Shares and/or cash that would otherwise be transferred to the Participant upon the future vesting of such award (the "Deferred Shares").

          (b) RECORDKEEPING; HOLDING OF DEFERRED SHARES. The MRP Committee shall establish and maintain an individual account in the name of each Participant who files an Election Form for the purpose of tracking deferred earnings attributable to cash dividends paid on Deferred Shares (the "Cash Account"). On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's Cash Account earnings on the balance of the Cash Account at a rate equal to the dividend-adjusted total return on Common Stock, as determined from time to time by the MRP Committee in its sole discretion. The Trustee shall hold each Participant's Deferred Shares and Deferred Earnings in the Trust until distribution is required pursuant to the election set forth in the Participant's Election Form.

          (c) DISTRIBUTIONS OF DEFERRED SHARES. The Trustee shall distribute a Participant's Deferred Shares and Deferred Earnings in accordance with the Participant's Election Form.
All distributions made by the Company and/or the Trustees pursuant to elections made hereunder shall be subject to applicable federal, state, and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a beneficiary, the delivery to the Committee and/or Trustees of all necessary waivers, qualifications and other documentation. Within 90 days after receiving notice of a Participant's death, the Trustee shall distribute any balance of the Participant's Deferred Shares and Deferred Earnings to the Participant's designated beneficiary, if living, or if such designated beneficiary is deceased or the Participant failed to
designate a beneficiary, to the Participant's estate.   If, on
the other hand, a Participant's Continuous Service terminates for a reason other than the Participant's death, Disability, early retirement, or normal retirement, the Participant's Deferred Shares and Deferred Earnings shall be distributed to the Participant in a lump sum occurring as soon as reasonably practicable. The distribution provisions of a Participant's Election Form shall become irrevocable on the date that occurs
(i) one year before the Participant's termination of Continuous Service for a reason other than death, and (ii) on the Participant's death if that terminates the Participant's Continuous Service.

          (d) HARDSHIP WITHDRAWALS. Notwithstanding any other provision of the Plan or a Participant's Election Form, in the event the Participant suffers an unforeseeable emergency hardship within the contemplation of this paragraph, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares and Deferred Earnings. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could

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
be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

          (e) RIGHTS TO DEFERRED SHARES AND EARNINGS. A Participant may not assign his or her claim to Deferred Shares and Deferred Earnings during his or her lifetime, except in accordance with Section 8.03 of this Plan. A Participant's right to Deferred Shares and Deferred Earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company, and any assets in the Trust shall be deemed general assets of the Company.

                     ARTICLE VIII
                     MISCELLANEOUS

     8.01 ADJUSTMENTS FOR CAPITAL CHANGES.

          (a) RECAPITALIZATIONS; STOCK SPLITS, ETC. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

          (b) TRANSACTIONS IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

          (c) CONDITIONS AND RESTRICTIONS ON NEW, ADDITIONAL, OR DIFFERENT SHARES OR SECURITIES. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

          (d) OTHER ISSUANCES. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 NONTRANSFERABILITY. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     8.04 NO EMPLOYMENT OR OTHER RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Bank, or an Affiliate thereof.

     8.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 GOVERNING LAW. The Plan and Trust shall be governed and construed under the laws of the State of North Carolina to the extent not preempted by Federal law.

     8.07 EFFECTIVE DATE. The Plan shall become effective immediately on its approval by the Board, subject to approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. In no event shall Plan Share Awards be made prior to the Effective Date.

     8.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 TAX STATUS OF TRUST. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

                    REVOCABLE PROXY

________________________________________________________________
                1ST STATE BANCORP, INC.
              BURLINGTON, NORTH CAROLINA
________________________________________________________________

            SPECIAL MEETING OF STOCKHOLDERS
                     JUNE 6, 2000

    The undersigned hereby appoints Richard H. Shirley, James
G. McClure and T. Scott Quakenbush with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of 1st State Bancorp, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders, to be held at the main office of 1st State Bank (the "Bank") located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, June 6, 2000, at 5:30 p.m. (the "Special Meeting"), and at any and all adjournments thereof, as follows:


                                              FOR       AGAINST

  1. Approval of the 1st State Bancorp, Inc.
     2000 Stock Option and Incentive Plan     [  ]       [  ]

  2. Approval of the 1st State Bancorp, Inc.
     Management Recognition Plan              [  ]       [  ]



    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
LISTED PROPOSITIONS.

________________________________________________________________
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned other may also revoke his or her proxy by filing a subsequent proxy or notifying the Secretary of his or her decision to terminate his or her proxy.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special
Meeting and a Proxy Statement dated April 27, 2000.


Dated: ________________, 2000



______________________________    ______________________________
PRINT NAME OF STOCKHOLDER         PRINT NAME OF STOCKHOLDER


______________________________    ______________________________
SIGNATURES OF STOCKHOLDER         SIGNATURE OF STOCKHOLDER


    Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.